Exhibit 77(q)

Exhibits

(a)(1)  Articles of Amendment effective March 2, 2009 regarding the dissolution of ING Global Science and Technology Fund - Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A on June 11, 2009 and incorporated herein by reference.